UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report – April 26, 2011

Commission File Number: 0-23863

PEOPLES FINANCIAL SERVICES CORP.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	23-2391852
(State of Incorporation)	(IRS Employer Identification No.)

82 FRANKLIN AVE., HALLSTEAD, PA	18822
(Address of Principal Executive Offices)	(Zip Code)

(570) 879-2175
(Registrant’s Telephone Number Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate line below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07
Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders, held on April 23, 2011, Meeting Chairman, William E. Aubrey, II, reported on the Items of Business:  Election of three Class I Directors to hold office for three years from the date of election and until his successor(s) shall have been elected and qualified; To hold an advisory vote on executive compensation; and To hold an advisory vote on the frequency of holding the advisory vote on executive compensation.  Mr. Aubrey reported that the Judge of Election and Proxies had completed the voting tabulations and on the basis of their report, he declared that George H. Stover, Jr., Richard S. Lochen, Jr. and Ronald G. Kukuchka were elected for a three-year term.

Election of Class I Directors
NAME	FOR	WITHHOLD AUTHORITY
George H. Stover, Jr.	1,666,192	37,212
Richard S. Lochen, Jr.	1,663,531	39,873
Ronald G. Kukuchka	1,629,143	74,260

Advisory Vote on Executive Compensation

FOR	AGAINST	ABSTAIN
1,480,282	121,391	101,730

Advisory Vote on the Frequency of Holding Advisory Vote on Executive Compensation

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
313,444	133,594	1,033,600	222,766

EXHIBIT INDEX

Exhibit		Page Number in Manually Signed Original
99	Press Release of Peoples Financial Services Corp., dated April 26, 2011, regarding Annual Stockholders Meeting.	4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

	/s/	Alan W. Dakey
Dated: April 26, 2011		By: Alan W. Dakey President/CEO

	/s/	Debra E. Dissinger
Dated: April 26, 2011		By: Debra E. Dissinger Executive Vice President/COO

	/s/	Scott A. Seasock
Dated: April 26, 2011		By: Scott A. Seasock Senior Vice President/CFO